UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2006

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08728	20-4427296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Malaga Street, St. Augustine, Florida 32084

(Address of Principal Executive Offices) (Zip Code)

(904) 829-3421

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 24, 2006, Florida East Coast Industries, Inc. completed the acquisition of two separate land parcels from entities owned by Armando Codina for an aggregate purchase price of $65.8 million in cash. These purchases were made utilizing tax deferred sales proceeds pursuant to Section 1031 of the Internal Revenue Code, as amended.

In related transactions, on April 27, 2006, Florida East Coast Industries, Inc. completed the acquisition of Codina Group, Inc., its subsidiaries, additional land parcels and a general partnership interest in an entity that has an option to acquire a land parcel and improvements thereon, from Armando Codina and his affiliates. In exchange for the shares of Codina Group and the real property owning entities that were contributed to the new holding company described below, Mr. Codina and two affiliated entities received 1,713,431 shares of the new holding company’s common stock (of which 171,343 are held in escrow pending various post closing adjustments) and the new holding company assumed or repaid an aggregate of $36 million of debt. Also, an additional 1,295,399 shares have been placed in escrow and may be released to Mr. Codina upon the achievement of value-based milestones. Of these, 706,581 shares are tied to certain land use approvals, 471,055 shares are based on cumulative stock price improvements of up to an additional $27.00 over the next five years; and 117,763 shares are dependent on the new holding company agreeing to move forward with a proposed residential development. In addition, various employees of the Codina Group received 288,520 shares of restricted stock.

In connection with and immediately prior to the Codina Group acquisition, Florida East Coast Industries, Inc., which changed its name to FECI Company (“Old FECI”), completed a corporate organization and became a wholly-owned subsidiary of a new holding company that is now named Florida East Coast Industries, Inc. As a result of these transactions, holders of Old FECI shares or options to purchase shares now automatically own the same number of shares or options to purchase shares of the new Florida East Coast Industries, Inc. holding company on the same terms and conditions as such shares and options were held immediately prior to the consummation of the merger. In addition, shares of the new holding company trade on the New York Stock Exchange under the same “FLA” ticker symbol previously used for Old FECI shares.

As a result of these transactions, the new holding company has acquired the Codina Group and its subsidiaries which engage, in real estate development, construction, brokerage and property management services. In addition, the new holding company acquired the following real property interests:

•	Beacon Countyline, consisting of 457 acres in Hialeah;

•	Gables Office Building, a 45,000 square foot office building under construction in Coral Gables;

•	Beacon Lakes, a 21.2% interest in a venture with AMB Properties that owns a 432-acre industrial park, including three industrial buildings and entitlements for an additional 6.2 million square feet in West Dade;

•	Burger King headquarters, a 30% interest in a venture with an affiliate of JPMorgan to acquire land and construct a 15-story, 250,000-square-foot building for Burger King’s corporate headquarters;

•	Beacon Commons, a 92-acre parcel in Doral;

•	BN Expansion, consisting of 40 acres adjacent to Beacon Countyline; and

•	A general partnership interest in a partnership that has a 50.1% interest in a venture which holds an option to acquire and re-develop 77 acres in South Florida for residential and commercial uses in phases.

Also on April 27, 2006, Old FECI and Wachovia Bank, N.A. amended the existing Amended and Restated Rights Agreement in order to terminate the agreement with respect to Old FECI and provide for the new holding company to enter into a Second Amended and Restated Rights Agreement, which was executed with American Stock Transfer & Trust Company as rights agent on April 27, 2006. The Second Amended and Restated Shareholders Rights Agreement retains the same terms as the prior agreement but substitutes the stock of the new holding company for the stock of Old FECI. Pursuant to Rule 12g-3(c) under Exchange Act, the new holding company common stock and the associated preferred share purchase rights are deemed to be registered under Section 12(b) of the Exchange Act.

Upon consummation of the reorganization, all of the officers and directors of Old FECI immediately before the reorganization became the officers and directors of the new holding company, and the Articles of Incorporation and Bylaws of the new holding company were amended and restated in their entirety to be substantially identical to the Articles of Incorporation and Bylaws of Old FECI in effect immediately prior to the reorganization. In addition, the new holding company assumed the employee compensation plans and arrangements of Old FECI. The new holding company expects that Mr. Codina will become a member of its board of directors in accordance with the terms of the transaction.

Item 7.01 Regulation FD Disclosure.

On April 27, 2006, Florida East Coast Industries, Inc. issued a press release announcing the closing of the acquisition of the Codina Group and related interests and the merger into a subsidiary to create a new holding company. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment no later than 71 calendar days after the date this Current Report is required to be filed.

(c) Exhibits

2.1	Agreement and Plan of Merger and Contribution, dated January 5, 2006, among Foxx Holdings, Inc., Florida East Coast Industries, Inc., Foxx Merger Sub, Inc., Armando Codina, C/Countyline, LLC and C/WDL, Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed January 11, 2006)

2.2	Amended and Restated Agreement of Purchase and Sale of Membership Interests, dated April 21, 2006, among Flagler Commons, LLC, Codina Atlas, Ltd., and Armando Codina.

2.3	Amended and Restated Agreement of Purchase and Sale of Membership Interests, dated March 16, 2006 among FECR Land Holdings, LLC, Codina Holdings III, Ltd. and Armando Codina.

2.4	Admission and Contribution Agreement, dated January 5, 2006 among Flagler Doral, LLC, Codina Doral, Inc., Armando Codina and the other limited partners signatory thereto (incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K, filed January 11, 2006).

3.1	Amended and Restated Articles of Incorporation of Florida East Coast Industries, Inc., as amended.

3.2	Amended and Restated Bylaws of Florida East Coast Industries, Inc.

10.1	Second Amended and Restated Rights Agreement, dated April 27, 2006, between Florida East Coast Industries, Inc. and American Stock Transfer & Trust Company.

99.1	Press Release of Florida East Coast Industries, Inc. dated April 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2006	FLORIDA EAST COAST INDUSTRIES, INC.

	By:	/s/ Heidi J. Eddins
	Name:	Heidi J. Eddins
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.2	Amended and Restated Agreement of Purchase and Sale of Membership Interests, dated April 21, 2006, among Flagler Commons, LLC, Codina Atlas, Ltd., and Armando Codina.

2.3	Amended and Restated Agreement of Purchase and Sale of Membership Interests, dated March 16, 2006 among FECR Land Holdings, LLC, Codina Holdings III, Ltd. and Armando Codina.

3.1	Amended and Restated Articles of Incorporation of Florida East Coast Industries, Inc., as amended.

3.2	Amended and Restated Bylaws of Florida East Coast Industries, Inc.

10.1	Second Amended and Restated Rights Agreement, dated April 27, 2006, between Florida East Coast Industries, Inc. and American Stock Transfer & Trust Company.

99.1	Press Release of Florida East Coast Industries, Inc. dated April 27, 2006.